UAS DRONE CORP.

420 ROYAL PALM WAY, SUITE 100

PALM BEACH, FLORIDA  33480

July 21, 2015

Securities and Exchange Commission

Division of Corporation Finance

100 F Street N.E.

Washington DC 20549

Attn: J. Nolan McWilliams

Re:

UAS Drone Corp., a Nevada corporation (the “Company”)

Amendment No. 1 to Draft Registration Statement on Form S-1

Submitted June 29, 2015

CIK No. 0001638911

Dear Mr. McWilliams:

In response to your letter dated July 14, 2015, we have provided our response to your comments as detailed below.

1.  We note your response to our prior comment 3.  Please disclose the information pursuant to Item 201(a)(2)(ii) of Regulation S-K.

The requested information has been added where indicated at the end of the first paragraph under the caption “Description of Securities to be Registered.”

2.  We note your response to our prior comment 6.  Please specify here and throughout the fixed price per share of the common stock offered by the selling stockholders until your shares are quoted on the OTCQB.  In this regard, we note your disclosure that the “Selling Stockholders will sell their shares of common stock at such fixed prices as they may negotiate.”

The disclosure on the prospectus cover page, “The Offering” summary table and under the heading “Plan of Distribution” has been revised accordingly.

3.  We note your response to prior comment 7.  Please disclose the net proceeds to be received by selling stockholders assuming all shares are sold at the initial fixed offering price.

The requested revision has been made where indicated on the prospectus cover page.

4.  We note your response to our prior comment 14.  Please reconcile this section with your revised disclosure on page 23 so that investors understand how you intend to use the proceeds received under the various scenarios in this offering to implement the business plan discussed on page 23.

The table under the heading “Use of Proceeds” has been expanded to provide more detail about the anticipated use of the proceeds from the offering.

5.  We note your response to our prior comment 19.  Please revise your disclosure in the Outstanding Equity Awards at Fiscal Year-End to include all named executive officers for fiscal year 2014.  In addition, we note your response to our prior comment 20.  David Sweeny is not included in your summary compensation table on page 31.  Please revise or advise.

John Busshaus, the Company’s acting Principal Financial Officer, and Scott Kahoe, its former President and former Secretary, have been added to the “Outstanding Equity Awards at Fiscal Year-End” table.  In addition, Mr. Sweeney has been added to the summary compensation table.

6.  We note your response to our prior comment 28 and reissue.  Please have counsel provide its opinion regarding the secondary offering.  In this regard, we note that counsel states that when “issued/sold . . . the Common stock will be legally issued, fully paid and non-assessable.” (emphasis added).  However, as the shares of common stock in the secondary offering will have already been issued, please have counsel provide an opinion that the shares of common stock in the secondary offering are legally issued, fully paid, and nonassessable.

The legal opinion has been revised to opine that the 200,000 secondary offering shares held by GreenBlock Capital are legally issued, fully paid and non-assessable.  Please note that 900,000 of the secondary offering shares underlie the 8% Convertible Debenture held by Alpha Capital Anstalt and as such they have not yet been issued.

Please advise whether you will have any further comments on this submission.

UAS DRONE CORP.

By /s/ Chad Swan_____________

Chad Swan, Chief Executive Officer